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Exhibit 10.11

FORM OF LOCK-UP AGREEMENT

December     , 2016

FBR Capital Markets & Co.
1001 Nineteenth Street North, 18th Floor
Arlington, Virginia 22209

Ladies and Gentlemen:

        The undersigned understands and agrees as follows:

          1.     FBR Capital Markets & Co. ("FBR") proposes to enter into a Purchase/Placement Agreement (the "Agreement") with Select Energy Services, Inc., a Delaware corporation (the "Company"), providing for (a) the initial purchase by FBR of shares of the Company's Class A-1 common stock, par value $0.01 per share (the "Class A-1 Common Stock"), and the resale of such shares by FBR to certain eligible purchasers, (b) the direct sale by the Company of shares of its Class A-1 Common Stock to certain accredited investors and (c) an option for FBR to purchase or place additional shares of Class A-1 Common Stock either for resale by FBR to certain eligible purchasers or for direct sale by the Company to certain accredited investors (all of such shares of Class A-1 Common Stock are collectively referred to as the "Shares" and the transactions referred to in (a), (b) and (c) above are collectively referred to as the "Offering"), in each case, in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Agreement.

          2.     In connection with the Offering and pursuant to the terms of a Registration Rights Agreement to be entered into in connection with the closing of the Offering, the Company has agreed to file with the Securities and Exchange Commission one or more registration statements providing for the resale of the Shares under the Securities Act.

          3.     In recognition of the benefit that the Offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of FBR (which consent may be withheld or delayed in FBR's sole discretion), he, she or it will refrain during the period commencing on the date of the Agreement and ending on the date that is 180 days after (i) the effective date of the registration statement relating to the shares of Class A common stock into which the Class A-1 common stock is convertible to be sold under this offering or issued as Special Stock Dividends (as defined in the Offering Memorandum) or (i) the effective date of the Form 10 and the eligibility of the Class A-1 common stock for listing on a national securities exchange or the OTC OB or OTC QX, pursuant to the Registration Rights Agreement, from (a) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for equity securities of the Company, or (b) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any of the equity securities of the Company, whether any such transaction described in clause (a) or clause (b) above is to be settled by delivery of common stock of the Company or such other securities, in cash or otherwise.

          Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company Charter Documents, the undersigned may transfer any securities of the Company (including, without limitation, Class A-1 Common Stock) as follows: (i) pursuant to the exercise and issuance of options, provided that the shares of common stock issued on the exercise of such options shall be subject to the transfer restrictions; (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the same restrictions set forth herein; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the same restrictions set forth herein; (iv) as a transfer or distribution or exchange to affiliates or any transfer under the Legacy Registration Rights Agreement, stockholders, partners or members of the undersigned, provided that such stockholders, partners or members agree to be bound in writing by the same restrictions set forth herein; (v) any transfer required by any benefit plan or the Company Charter Documents, as may be amended or supplemented from time to time; (vi) as required by participants in our 2016 long-term incentive plan solely to the extent necessary to reimburse or pay federal income tax and withholding obligations in connection with vesting of restricted stock grants; (vii) as collateral for any loan, provided that the lender agrees in writing to be bound by the same restrictions set forth herein; or (viii) with respect to sales of securities acquired after the Closing Time in the open market. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

          For the avoidance of doubt, nothing shall prevent the undersigned from, or restrict the ability of the undersigned to (A) purchase common stock of the Company on the open market or (B) exercise any options or other convertible securities granted under any benefit plan of the Company.

          4.     The undersigned acknowledges that FBR is relying on the agreements of the undersigned set forth herein in making its decision to enter into the Agreement and to continue its efforts in connection with the Offering.

          5.     This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          6.     This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,
Name: Title:

(Address)

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  Exhibit 10.11
FORM OF LOCK-UP AGREEMENT